UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934

         Date of Report (Date of earliest event reported) July 23, 2001

                            Certified Services, Inc.
               (Exact name of Registrant as specified in charter)

      Nevada                          0-31527                 88-0444079
(State or other jurisdiction      (Commission File          (IRS. Employer
  of incorporation)                   Number)           Identification Number)


     4850 W. Flamingo Rd, Suite 23 Las Vegas, Nevada             89103
      (Address of principal executive offices)                 (Zip Code)

 Registrant's telephone number, including area code: (702) 768-7985


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Item 1. Changes in Control of Registrant.


         A Definitive Agreement between the Company, a majority of the Company's shareholders and Uniloc, Inc. ("Uniloc"), to sell a majority of the Company's shares of common stock and to exchange all of Uniloc's shares of common stock for newly-issued shares of the Company's common stock became effective on July 23, 2001.


Item 7(c).        Exhibits

         99.1  Definitive Agreement Dated June 28, 2001.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CERTIFIED SERVICES, INC.

Dated:  August 2, 2001

                                       By: /s/  Martin G. Bothmann
                                       -----------------------------------------
                                       Name: Martin G. Bothmann
                                       Title: Secretary, Treasurer and Director